UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07707

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2011

Date of reporting period: May 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Global Real Estate Investment Fund

May 31, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 19, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Real Estate Investment Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2011.

Investment Objective and Policies

The Fund’s investment objective is total return from long-term growth of capital and income.

Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Fund invests in real estate companies that AllianceBernstein L.P. (the “Adviser”) believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund invests in U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The Fund’s investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

Currencies can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates, or REMICs, and collateralized mortgage obligations, or CMOs. The Fund may also invest in short-term investment-grade debt securities and other fixed-income securities.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Fund may enter into forward commitments and standby commitment agreements. The

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	1

Fund may enter into derivatives transactions, including options, futures, forwards and swap agreements.

Investment Results

The table on page 6 shows the Fund’s performance compared to its global benchmark, the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/ National Association of Real Estate Investment Trusts (NAREIT) Developed Real Estate (RE) Index for the six- and 12-month periods ended May 31, 2011. A comparison to the global equity market is also shown, as represented by the Morgan Stanley Capital International (MSCI) World Index, for the same time frames.

The Fund’s Class A shares outperformed the benchmark for the six-month period ended May 31, 2011, without sales charges, primarily due to security selection. Residential outperformed as improving fundamentals were quickly captured in property cash flows. An out- of-benchmark position in real estate brokers also contributed as transaction volumes recovered from depressed levels. An overweight position in a French commercial property landlord, and an underweight position in a Singapore-based developer helped performance. An underweight in industrial/office detracted as the sector advanced along with improving fundamentals, particularly in urban markets. Lodging underperformed over concerns of a macroeconomic slowdown. An overweight in two Hong Kong-based developers detracted over concerns of negative housing policy events and increasing mortgage rates.

For the 12-month period ended May 31, 2011, the Fund’s Class A shares underperformed the benchmark, without sales charges, mostly due to sector and country selection, although security selection aided performance. Short-term lease property sectors, such as multifamily apartments and self storage, outperformed as improving fundamentals were quickly captured in property cash flows. Healthcare companies underperformed as investors showed preference for sectors with more robust growth trajectories.

During both reporting periods, one of the Fund’s key holdings, a Hong Kong-listed Chinese developer, was the Fund’s top contributor. The company’s focus on smaller Chinese cities has allowed it to sidestep restrictive housing policies impacting peers in first tier cities. Additionally, an overweight in a major Japanese developer detracted in the wake of the earthquake.

The Fund utilized derivatives during the six- and 12-month reporting periods, including currency forwards for hedging and non-hedging purposes, which positively impacted performance.

Market Review and Investment Strategy

During the six-month reporting period ended May 31, 2011, global real estate markets performed strongly.

2	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Japan declined due to the earthquake, and the U.S. underperformed after a long run of relative outperformance. As well, markets performed positively for the 12-month reporting period ended May 31, 2011, helped by improvement in credit availability to real estate, more visibility on earnings streams, depressed new supply and improving demand.

Fundamentals vary by region of the world and by property type, but are generally favorable. New supply remains in check as financing is hard to come by and rents are not at levels that support attractive returns in relation to construction costs and land prices. As job growth recovers, absorption of space should improve. Rents have stabilized or are rising in most regions, which will allow for property cash flows to grow going forward. Additionally, property prices are improving as investors increasingly value the yield and growth potential that real estate offers.

The Global REIT Senior Investment Management Team (the “Team”) believes that the Fund is well positioned to benefit from an improvement in real estate fundamentals. At the same time, the Fund holds companies that have strong balance sheets and cash flow, and are well positioned should market recovery face near-term headwinds. The Fund’s stock selection emphasizes attractively valued companies with ample dividend coverage, reasonable leverage and high-quality tenants. The Team’s global scope allows it to uncover new opportunities as it focuses on stocks unduly penalized by market turmoil, attractively valued stocks in markets less affected by the credit crisis, and niche segments where demand dynamics are relatively more robust.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged FTSE® EPRA/NAREIT Developed RE Index nor the unmanaged MSCI World Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE EPRA/NAREIT Developed RE Index is a market value-weighted index based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

managers, may have limited diversification, and could be significantly affected by changes in tax laws. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Fund
Class A	16.09%	33.96%

Class B*	15.58%	32.90%

Class C	15.72%	33.04%

Advisor Class‡	16.19%	34.27%

Class R‡	15.91%	33.63%

Class K‡	16.13%	34.06%

Class I‡	16.40%	34.56%

FTSE EPRA/NAREIT Developed RE Index	15.63%	34.11%

MSCI World Index	14.85%	28.07%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 4 and 5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2011
	NAV Returns	SEC Returns
Class A Shares
1 Year	33.96%	28.28%
5 Years	1.31%	0.43%
10 Years	10.33%	9.85%

Class B Shares
1 Year	32.90%	28.90%
5 Years	0.48%	0.48%
10 Years(a)	9.67%	9.67%

Class C Shares
1 Year	33.04%	32.04%
5 Years	0.58%	0.58%
10 Years	9.55%	9.55%

Advisor Class Shares†
1 Year	34.27%	34.27%
5 Years	1.67%	1.67%
10 Years	10.70%	10.70%

Class R Shares†
1 Year	33.63%	33.63%
5 Years	1.11%	1.11%
Since Inception*	4.87%	4.87%

Class K Shares†
1 Year	34.06%	34.06%
5 Years	1.42%	1.42%
Since Inception*	5.19%	5.19%

Class I Shares†
1 Year	34.56%	34.56%
5 Years	1.76%	1.76%
Since Inception*	5.54%	5.54%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.58%, 2.38%, 2.31%, 1.28%, 1.75%, 1.45% and 1.11% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 3/1/05.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on pages 4 and 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2011)
SEC Returns
Class A Shares
1 Year	28.72%
5 Years	-1.10%
10 Years	8.96%

Class B Shares
1 Year	29.40%
5 Years	-1.07%
10 Years(a)	8.77%

Class C Shares
1 Year	32.44%
5 Years	-0.98%
10 Years	8.66%

Advisor Class Shares†
1 Year	34.77%
5 Years	0.10%
10 Years	9.79%

Class R Shares†
1 Year	34.02%
5 Years	-0.46%
Since Inception*	4.36%

Class K Shares†
1 Year	34.45%
5 Years	-0.16%
Since Inception*	4.68%

Class I Shares†
1 Year	35.06%
5 Years	0.20%
Since Inception*	5.03%

*	Inception date: 3/1/05.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on pages 4 and 5.

8	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2010		Ending Account Value May 31, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,160.88	$1,017.85	$7.65	$7.14
Class B	$1,000	$1,000	$1,155.76	$1,013.91	$11.88	$11.10
Class C	$1,000	$1,000	$1,157.20	$1,014.21	$11.56	$10.80
Advisor Class	$1,000	$1,000	$1,161.94	$1,019.35	$6.04	$5.64
Class R	$1,000	$1,000	$1,159.14	$1,016.70	$8.88	$8.30
Class K	$1,000	$1,000	$1,161.34	$1,018.25	$7.22	$6.74
Class I	$1,000	$1,000	$1,163.95	$1,019.90	$5.45	$5.09
*	Expenses are equal to the classes’ annualized expense ratios of 1.42%, 2.21%, 2.15%, 1.12%, 1.65%, 1.34% and 1.01%, respectively, multiplied by the average account value over the period, multiply by 182/365.(to reflect the one half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $140.9

*	All data are as of May 31, 2011. The Fund’s industry and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Simon Property Group, Inc.	$6,710,058	4.8%
Sun Hung Kai Properties Ltd.	5,797,443	4.1
Unibail-Rodamco SE	4,641,579	3.3
Mitsui Fudosan Co., Ltd.	4,337,836	3.1
Westfield Group	3,377,421	2.4
Mitsubishi Estate Co., Ltd.	3,287,831	2.3
British Land Co. PLC	3,111,385	2.2
Boston Properties, Inc.	2,887,744	2.0
Camden Property Trust	2,487,636	1.8
ProLogis	2,325,388	1.7
	$38,964,321	27.7%

*	Long-term investments.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.4%
Equity:Other – 42.3%
Diversified/Specialty – 36.6%
BioMed Realty Trust, Inc.	81,050	$1,660,714
British Land Co. PLC	315,538	3,111,385
Cheung Kong Holdings Ltd.	84,000	1,312,351
Coresite Realty Corp.	32,955	583,304
Dexus Property Group	1,871,623	1,772,861
Digital Realty Trust, Inc.	27,300	1,702,701
Dundee Real Estate Investment Trust	30,881	1,063,631
Evergrande Real Estate Group Ltd.	2,035,000	1,427,229
FirstService Corp.(a)	12,948	477,239
Fonciere Des Regions	12,400	1,310,983
Forest City Enterprises, Inc.(a)	36,429	698,344
H&R Real Estate Investment Trust	34,127	767,888
Hysan Development Co., Ltd.	305,000	1,505,891
Kerry Properties Ltd.	429,480	2,193,905
Land Securities Group PLC	80,350	1,103,136
Lend Lease Group	174,923	1,674,770
Mitsubishi Estate Co., Ltd.	184,000	3,287,831
Mitsui Fudosan Co., Ltd.	257,000	4,337,836
New World Development Ltd.	759,053	1,295,265
Overseas Union Enterprise Ltd.	286,000	705,109
RLJ Lodging Trust(a)	55,392	1,010,904
Savills PLC	123,887	835,760
Soho China Ltd.	1,326,000	1,141,460
Sun Hung Kai Properties Ltd.	372,000	5,797,443
Sunac China Holdings Ltd.(a)	256,800	99,752
Swire Pacific Ltd.	90,000	1,391,517
Telecity Group PLC(a)	142,560	1,274,256
Unibail-Rodamco SE	20,521	4,641,579
UOL Group Ltd.	229,042	917,590
Vornado Realty Trust	7,500	737,850
Washington Real Estate Investment Trust	20,800	718,224
Wheelock & Co., Ltd.	247,000	1,036,320

		51,595,028

Health Care – 5.0%
Chartwell Seniors Housing Real Estate Investment Trust	157,800	1,408,856
Health Care REIT, Inc.	39,800	2,116,962
National Health Investors, Inc.	14,679	691,674
Nationwide Health Properties, Inc.	24,529	1,074,370
Ventas, Inc.	30,300	1,708,920

		7,000,782

Triple Net – 0.7%
Entertainment Properties Trust	21,900	1,063,902

		59,659,712

12	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Residential – 16.3%
Multi-Family – 11.4%
BRE Properties, Inc.	28,350	$1,446,417
Camden Property Trust	38,700	2,487,636
Colonial Properties Trust	71,700	1,512,870
Equity Residential	35,500	2,194,965
Essex Property Trust, Inc.	10,148	1,396,466
GSW Immobilien AG(a)	19,400	625,794
Home Properties, Inc.	15,100	934,690
Mid-America Apartment Communities, Inc.	21,800	1,494,390
Rossi Residencial SA	167,600	1,487,181
Stockland	435,232	1,643,367
Wing Tai Holdings Ltd.	622,000	791,824

		16,015,600

Self Storage – 4.9%
Big Yellow Group PLC	259,700	1,458,056
Extra Space Storage, Inc.	67,700	1,473,152
Public Storage	18,422	2,180,059
U-Store-It Trust	159,400	1,796,438

		6,907,705

		22,923,305

Retail – 15.9%
Regional Mall – 11.6%
BR Malls Participacoes SA	140,378	1,624,657
General Growth Properties, Inc.	51,546	849,478
Glimcher Realty Trust	219,400	2,246,656
Multiplan Empreendimentos Imobiliarios SA	32,319	738,047
Simon Property Group, Inc.	56,836	6,710,058
Taubman Centers, Inc.	13,100	793,467
Westfield Group	347,392	3,377,421

		16,339,784

Shopping Center/Other Retail – 4.3%
Klepierre	52,693	2,255,477
Link REIT (The)	214,106	729,844
Primaris Retail Real Estate Investment Trust	34,440	749,337
RioCan Real Estate Investment Trust (Toronto)	31,288	821,559
Weingarten Realty Investors	55,061	1,465,724

		6,021,941

		22,361,725

Office – 11.6%
Office – 11.6%
Beni Stabili SpA	1,192,564	1,291,050
Boston Properties, Inc.	26,652	2,887,744
Castellum AB	92,957	1,458,838
Cominar Real Estate Investment Trust	31,857	734,896
Douglas Emmett, Inc.	85,558	1,800,996
Duke Realty Corp.	110,300	1,658,912
Great Portland Estates PLC	130,000	947,087

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Hongkong Land Holdings Ltd.	303,000	$2,245,244
Kilroy Realty Corp.	17,452	723,735
Liberty Property Trust	39,200	1,413,552
SL Green Realty Corp.	737	66,337
Sponda OYJ	180,300	1,064,123

		16,292,514

Lodging – 7.2%
Lodging – 7.2%
Ashford Hospitality Trust, Inc.	56,493	806,155
Great Eagle Holdings Ltd.	307,000	1,072,463
Host Hotels & Resorts, Inc.	7,700	135,366
Hyatt Hotels Corp.(a)	31,400	1,399,812
InnVest Real Estate Investment Trust	166,616	1,214,129
Intercontinental Hotels Group PLC	71,800	1,531,823
Kosmopolito Hotels International Ltd.(a)	1,059,000	250,749
LaSalle Hotel Properties	45,200	1,264,696
Sunstone Hotel Investors, Inc.(a)	100,790	1,025,034
Whitbread PLC	25,500	685,172
Wyndham Worldwide Corp.	21,800	758,858

		10,144,257

Industrials – 4.1%
Industrial Warehouse Distribution – 2.9%
Ascendas Real Estate Investment Trust	618,000	1,032,374
Global Logistic Properties Ltd.(a)	440,000	713,514
ProLogis	140,422	2,325,388

		4,071,276

Mixed Office Industrial – 1.2%
Goodman Group	2,247,900	1,766,529

		5,837,805

Total Common Stocks (cost $108,525,092)		137,219,318

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $1,383,732)	1,383,732	1,383,732

Total Investments – 98.4% (cost $109,908,824)		138,603,050
Other assets less liabilities – 1.6%		2,312,454

Net Assets – 100.0%		$140,915,504

14	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at May 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Barclays Capital Inc.:
New Zealand Dollar settling 6/15/11	2,386	$1,848,052	$1,965,842	$117,790
Swedish Krona settling 6/15/11	26,453	4,134,806	4,283,350	148,544
BNP Paribas SA:
Great British Pound settling 6/15/11	266	433,677	437,496	3,819
Japanese Yen settling 6/15/11	116,546	1,366,684	1,429,888	63,204
Citibank:
Canadian Dollar settling 6/15/11	1,377	1,410,810	1,420,790	9,980
Euro settling 9/15/11	1,103	1,563,939	1,582,848	18,909
Credit Lyonnais:
Norwegian Krone settling 6/15/11	23,868	4,251,363	4,428,815	177,452
Deutsche Bank:
Euro settling 6/15/11	605	863,903	870,402	6,499
Euro settling 6/15/11	1,992	2,868,062	2,865,853	(2,209)
Swiss Franc settling 9/15/11	488	553,401	572,576	19,175
Goldman Sachs:
Australian Dollar settling 9/15/11	3,199	3,343,435	3,368,996	25,561
New Zealand Dollar settling 6/15/11	3,927	2,879,708	3,235,483	355,775
Morgan Stanley & Co., Inc.:
Australian Dollar settling 6/15/11	546	538,732	581,973	43,241
Royal Bank of Scotland:
Japanese Yen settling 6/15/11	248,504	3,003,868	3,048,862	44,994
New Zealand Dollar settling 9/15/11	2,415	1,865,346	1,976,781	111,435
Societe Generale:
Euro settling 6/15/11	3,306	4,615,001	4,756,280	141,279
UBS Securities LLC:
Japanese Yen settling 9/15/11	147,589	1,826,325	1,811,629	(14,696)
Swiss Franc settling 6/15/11	1,105	1,223,184	1,295,668	72,484
Westpac Banking Corp.:
Australian Dollar settling 6/15/11	1,382	1,376,927	1,473,053	96,126
Australian Dollar settling 6/15/11	549	568,385	585,170	16,785
Australian Dollar settling 6/15/11	623	653,194	664,046	10,852
New Zealand Dollar settling 6/15/11	440	348,132	362,519	14,387

Sale Contracts:
Barclays Capital Inc.:
Canadian Dollar settling 6/15/11	645	668,401	665,512	2,889
BNP Paribas SA:
Great British Pound settling 6/15/11	1,097	1,789,716	1,804,258	(14,542)
Citibank:
Euro settling 6/15/11	3,306	4,583,617	4,756,280	(172,663)
Japanese Yen settling 6/15/11	27,834	334,720	341,491	(6,771)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	15

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at May 31, 2011	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston:
Canadian Dollar settling 6/15/11	4,518	$4,635,415	$4,661,678	$(26,263)
Canadian Dollar settling 9/15/11	2,261	2,320,045	2,327,453	(7,408)
Great British Pound settling 6/15/11	1,394	2,252,913	2,292,740	(39,827)
Deutsche Bank:
Canadian Dollar settling 6/15/11	648	656,699	668,608	(11,909)
Great British Pound settling 6/15/11	350	560,291	575,653	(15,362)
Great British Pound settling 9/15/11	610	987,865	1,002,060	(14,195)
Swiss Franc settling 6/15/11	1,105	1,205,240	1,295,668	(90,428)
Goldman Sachs:
Japanese Yen settling 6/15/11	76,908	948,533	943,574	4,959
Morgan Stanley & Co., Inc.:
Great British Pound settling 6/15/11	469	754,537	771,374	(16,837)
Royal Bank of Canada:
Norwegian Krone settling 6/15/11	2,039	377,565	378,346	(781)
Royal Bank of Scotland:
Great British Pound settling 6/15/11	1,392	2,245,268	2,289,451	(44,183)
UBS Securities LLC:
Euro settling 6/15/11	605	853,951	870,402	(16,451)
Westpac Banking Corp.:
New Zealand Dollar settling 6/15/11	3,927	2,881,028	3,235,484	(354,456)

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $108,525,092)	$137,219,318
Affiliated issuers (cost $1,383,732)	1,383,732
Foreign currencies, at value (cost $1,175,446)	1,192,274
Unrealized appreciation of forward currency exchange contracts	1,506,139
Receivable for investment securities sold	970,511
Receivable for capital stock sold	742,969
Dividends receivable	279,156

Total assets	143,294,099

Liabilities
Payable for capital stock redeemed	916,341
Unrealized depreciation of forward currency exchange contracts	848,981
Payable for investment securities purchased	348,304
Advisory fee payable	62,447
Distribution fee payable	49,168
Transfer Agent fee payable	23,370
Administrative fee payable	4,476
Accrued expenses and other liabilities	125,508

Total liabilities	2,378,595

Net Assets	$140,915,504

Composition of Net Assets
Capital stock, at par	$10,954
Additional paid-in capital	183,410,549
Distributions in excess of net investment income	(2,242,993)
Accumulated net realized loss on investment and foreign currency transactions	(69,630,460)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	29,367,454

$140,915,504

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$85,434,820	6,615,726	$12.91	*

B	$6,187,942	489,419	$12.64

C	$22,923,920	1,796,658	$12.76

Advisor	$6,674,652	519,230	$12.85

R	$7,714,444	602,180	$12.81

K	$8,890,632	691,480	$12.86

I	$3,089,094	239,506	$12.90

*	The maximum offering price per share for Class A shares was $13.48 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2011 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $144,965)	$2,374,462
Affiliated issuers	760	$2,375,222

Expenses
Advisory fee (see Note B)	371,450
Distribution fee—Class A	124,408
Distribution fee—Class B	32,393
Distribution fee—Class C	108,310
Distribution fee—Class R	17,300
Distribution fee—Class K	10,438
Transfer agency—Class A	94,279
Transfer agency—Class B	10,372
Transfer agency—Class C	27,390
Transfer agency—Advisor Class	6,640
Transfer agency—Class R	8,995
Transfer agency—Class K	8,350
Transfer agency—Class I	1,701
Custodian	51,082
Registration fees	41,201
Directors’ fees	27,162
Administrative	26,001
Legal	25,995
Audit	23,953
Printing	22,249
Miscellaneous	13,413

Total expenses		1,053,082

Net investment income		1,322,140

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		6,949,767
Foreign currency transactions		187,416
Net change in unrealized appreciation/depreciation of:
Investments		10,925,419
Foreign currency denominated assets and liabilities		731,137

Net gain on investment and foreign currency transactions		18,793,739

Net Increase in Net Assets from Operations		$20,115,879

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010
Increase in Net Assets from Operations
Net investment income	$1,322,140	$1,717,774
Net realized gain on investment and foreign currency transactions	7,137,183	2,739,792
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	11,656,556	12,838,880

Net increase in net assets from operations	20,115,879	17,296,446
Dividends to Shareholders from
Net investment income
Class A	(2,498,513)	(3,854,684)
Class B	(156,771)	(414,874)
Class C	(492,339)	(951,241)
Advisor Class	(244,792)	(246,884)
Class R	(188,927)	(245,970)
Class K	(265,758)	(341,108)
Class I	(93,034)	(178,853)
Capital Stock Transactions
Net decrease	(6,012,584)	(3,011,246)

Capital Contributions
Total increase	10,163,161	8,051,586
Net Assets
Beginning of period	130,752,343	122,700,757

End of period (including distributions in excess of net investment income of ($2,242,993) and undistributed net investment income of $375,001, respectively)	$140,915,504	$130,752,343

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”) was incorporated in the state of Maryland on July 15, 1996 is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) to Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, (“U.S.) GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

20	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	21

Notes to Financial Statements

Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2011:

Investments in Securities	Level 1		Level 2		Level 3			Total
Common Stocks:
Equity: Other	$18,321,243		$41,338,469		$	– 0	–	$59,659,712
Residential	20,488,115		2,435,190			– 0	–	22,923,305
Retail	15,998,983		6,362,742			– 0	–	22,361,725
Office	9,286,172		7,006,342			– 0	–	16,292,514
Lodging	6,604,051		3,540,206			– 0	–	10,144,257
Industrials	2,325,388		3,512,417			– 0	–	5,837,805
Short-Term Investments	1,383,732		– 0	–		– 0	–	1,383,732

Total Investments in Securities	74,407,684		64,195,366	†		– 0	–	138,603,050
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	1,506,139			– 0	–	1,506,139
Liabilities
Forward Currency Exchange Contracts	– 0	–	(848,981)			– 0	–	(848,981)

Total	$74,407,684		$64,852,524		$	– 0	–	$139,260,208

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

†	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

22	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	23

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2011, such fee amounted to $26,001.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $68,477 for the six months ended May 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,185 from the sale of Class A shares and received $1,598, $1,595 and $445 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2011.

24	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2011 is as follows:

Market Value November 30, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2011 (000)	Dividend Income (000)
$ 496	$20,879	$19,991	$1,384	$1

Brokerage commissions paid on investment transactions for the six months ended May 31, 2011 amounted to $112,066, of which $0 and $0, respectively, were paid to Sanford C. Bernstein Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $9,034,322, $2,145,861, $175,409 and $85,588 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	25

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$47,641,702		$56,972,705
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Gross unrealized appreciation	$31,496,362
Gross unrealized depreciation	(2,802,136)

Net unrealized appreciation	$28,694,226

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used is:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

26	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

During the six months ended May 31, 2011, the Fund entered into forward currency exchange contracts for hedging and non-hedging purposes.

At May 31, 2011, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$ 1,506,139	Unrealized depreciation of forward currency exchange contracts	$ 848,981

Total		$1,506,139		$848,981

The effect of derivative instruments on the statement of operations for the six months ended May 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$167,800	$695,618

Total		$167,800	$695,618

For the six months ended May 31, 2011, the average monthly principal amount of forward currency exchange contracts was $45,474,447.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	27

Notes to Financial Statements

may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010

Class A
Shares sold	591,666	1,343,554	$7,140,751	$14,515,914

Shares issued in reinvestment of dividends and distributions	191,362	340,702	2,206,401	3,434,684

Shares converted from Class B	53,172	175,023	661,230	1,868,994

Shares redeemed	(1,161,177)	(2,099,202)	(14,082,337)	(22,055,749)

Net decrease	(324,977)	(239,923)	$(4,073,955)	$(2,236,157)

Class B
Shares sold	11,075	45,011	$131,969	$481,719

Shares issued in reinvestment of dividends and distributions	12,671	38,270	143,558	379,635

Shares converted to Class A	(54,237)	(178,682)	(661,230)	(1,868,994)

Shares redeemed	(63,462)	(158,102)	(749,040)	(1,636,554)

Net decrease	(93,953)	(253,503)	$(1,134,743)	$(2,644,194)

Class C
Shares sold	114,522	218,435	$1,369,995	$2,332,359

Shares issued in reinvestment of dividends and distributions	36,936	82,683	422,180	826,830

Shares redeemed	(181,417)	(371,495)	(2,163,676)	(3,901,567)

Net decrease	(29,959)	(70,377)	$(371,501)	$(742,378)

28	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010

Advisor Class
Shares sold	155,156	459,104	$1,906,879	$4,793,126

Shares issued in reinvestment of dividends and distributions	17,684	18,069	202,847	181,233

Shares redeemed	(269,489)	(310,186)	(3,176,212)	(3,201,339)

Net increase (decrease)	(96,649)	166,987	$(1,066,486)	$1,773,020

Class R
Shares sold	164,726	235,748	$1,973,680	$2,513,562

Shares issued in reinvestment of dividends and distributions	16,500	24,523	188,927	245,968

Shares redeemed	(122,331)	(175,582)	(1,461,474)	(1,833,180)

Net increase	58,895	84,689	$701,133	$926,350

Class K
Shares sold	136,297	269,388	$1,644,643	$2,873,130

Shares issued in reinvestment of dividends and distributions	23,149	33,974	265,755	341,104

Shares redeemed	(179,055)	(223,699)	(2,138,398)	(2,326,234)

Net increase (decrease)	(19,609)	79,663	$(228,000)	$888,000

Class I
Shares sold	37,387	69,636	$460,603	$743,741

Shares issued in reinvestment of dividends and distributions	8,090	17,796	93,034	178,853

Shares redeemed	(32,113)	(183,318)	(392,669)	(1,898,481)

Net increase (decrease)	13,364	(95,886)	$160,968	$(975,887)

NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk—Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	29

Notes to Financial Statements

underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

30	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending November 30, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$6,233,614	$1,090,978
Total taxable distributions	6,233,614	1,090,978

Total distributions paid	$6,233,614	$1,090,978

As of November 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income	$4,317,149
Accumulated capital and other losses	(73,954,922	)(a)
Unrealized appreciation/(depreciation)	10,956,032	(b)

Total accumulated earnings/(deficit)	$(58,681,741)

(a)

On November 30, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $73,954,922 of which $25,255,543 expires in the year 2016, $46,626,013 expires in the year 2017, and $2,073,366 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the mark to market of gains/losses on certain derivative instruments and passive foreign investment companies (PFICs).

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	31

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 11.47	$ 10.46	$ 7.43	$ 25.53	$ 30.00	$ 22.04

Income From Investment Operations
Net investment income(a)	.13	.16	.20	.26	.35	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.67	1.39	2.92	(9.51)	(1.86)	8.06

Net increase (decrease) in net asset value from operations	1.80	1.55	3.12	(9.25)	(1.51)	8.21

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.54)	(.09)	(.53)	(.28)	(.25)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.18)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(8.14)	(2.68)	– 0	–

Total dividends and distributions	(.36)	(.54)	(.09)	(8.85)	(2.96)	(.25)

Net asset value, end of period	$ 12.91	$ 11.47	$ 10.46	$ 7.43	$ 25.53	$ 30.00

Total Return
Total investment return based on net asset value(b)	16.09%	15.50%	42.59%	(53.30)%	(5.27)%	37.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,435	$79,631	$75,106	$63,224	$164,223	$222,701
Ratio to average net assets of:
Expenses	1.42	%(c)	1.58	%(d)	1.76%	1.35%	1.24%	1.20	%(d)
Net investment income	2.09	%(c)	1.52	%(d)	2.40%	1.96%	1.29%	.59	%(d)
Portfolio turnover rate	35%	70%	67%	41%	102%	49%

See footnote summary on page 38.

32	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 11.20	$ 10.27	$ 7.33	$ 25.28	$ 29.77	$ 21.84

Income From Investment Operations
Net investment income(a)	.08	.08	.14	.17	.18	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.63	1.35	2.86	(9.41)	(1.92)	7.88

Net increase (decrease) in net asset value from operations	1.71	1.43	3.00	(9.24)	(1.74)	8.00

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.50)	(.06)	(.43)	(.07)	(.07)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.14)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(8.14)	(2.68)	– 0	–

Total dividends and distributions	(.27)	(.50)	(.06)	(8.71)	(2.75)	(.07)

Net asset value, end of period	$ 12.64	$ 11.20	$ 10.27	$ 7.33	$ 25.28	$ 29.77

Total Return
Total investment return based on net asset value(b)	15.58%	14.58%	41.29%	(53.64)%	(6.13)%	36.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,188	$6,532	$8,591	$9,657	$37,750	$65,863
Ratio to average net assets of:
Expenses	2.21	%(c)	2.38	%(d)	2.61%	2.12%	1.98%	1.94	%(d)
Net investment income	1.27	%(c)	.73	%(d)	1.70%	1.25%	.65%	.47	%(d)
Portfolio turnover rate	35%	70%	67%	41%	102%	49%

See footnote summary on page 38.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	33

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 11.29	$ 10.34	$ 7.37	$ 25.36	$ 29.81	$ 21.89

Income From Investment Operations
Net investment income(a)	.08	.08	.14	.18	.13	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.66	1.37	2.89	(9.46)	(1.83)	7.95

Net increase (decrease) in net asset value from operations	1.74	1.45	3.03	(9.28)	(1.70)	7.99

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.50)	(.06)	(.43)	(.07)	(.07)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.14)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(8.14)	(2.68)	– 0	–

Total dividends and distributions	(.27)	(.50)	(.06)	(8.71)	(2.75)	(.07)

Net asset value, end of period	$ 12.76	$ 11.29	$ 10.34	$ 7.37	$ 25.36	$ 29.81

Total Return
Total investment return based on net asset value(b)	15.72%	14.68%	41.47%	(53.63)%	(5.98)%	36.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,924	$20,629	$19,616	$16,167	$54,390	$68,638
Ratio to average net assets of:
Expenses	2.15	%(c)	2.31	%(d)	2.50%	2.07%	1.96%	1.91	%(d)
Net investment income	1.38	%(c)	.78	%(d)	1.69%	1.30%	.48%	.16	%(d)
Portfolio turnover rate	35%	70%	67%	41%	102%	49%

See footnote summary on page 38.

34	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 11.44	$ 10.41	$ 7.39	$ 25.45	$ 29.84	$ 21.91

Income From Investment Operations
Net investment income(a)	.14	.19	.22	.29	.37	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.67	1.39	2.90	(9.45)	(1.71)	8.00

Net increase (decrease) in net asset value from operations	1.81	1.58	3.12	(9.16)	(1.34)	8.25

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.55)	(.10)	(.57)	(.37)	(.32)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.19)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(8.14)	(2.68)	– 0	–

Total dividends and distributions	(.40)	(.55)	(.10)	(8.90)	(3.05)	(.32)

Net asset value, end of period	$ 12.85	$ 11.44	$ 10.41	$ 7.39	$ 25.45	$ 29.84

Total Return
Total investment return based on net asset value(b)	16.19%	15.94%	42.90%	(53.15)%	(4.72)%	37.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,675	$7,045	$4,675	$3,476	$6,472	$6,528
Ratio to average net assets of:
Expenses	1.12	%(c)	1.28	%(d)	1.46%	1.05%	.96%	.90	%(d)
Net investment income	2.38	%(c)	1.81	%(d)	2.64%	2.23%	1.37%	1.00	%(d)
Portfolio turnover rate	35%	70%	67%	41%	102%	49%

See footnote summary on page 38.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	35

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 11.39	$ 10.40	$ 7.40	$ 25.46	$ 29.97	$ 22.01

Income From Investment Operations
Net investment income (loss)(a)	.11	.14	.18	.23	.06	(.22	)†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.66	1.38	2.92	(9.47)	(1.66)	8.38

Net increase (decrease) in net asset value from operations	1.77	1.52	3.10	(9.24)	(1.60)	8.16

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.53)	(.10)	(.51)	(.23)	(.20)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.17)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(8.14)	(2.68)	– 0	–

Total dividends and distributions	(.35)	(.53)	(.10)	(8.82)	(2.91)	(.20)

Net asset value, end of period	$ 12.81	$ 11.39	$ 10.40	$ 7.40	$ 25.46	$ 29.97

Total Return
Total investment return based on net asset value(b)	15.91%	15.32%	42.45%	(53.37)%	(5.60)%	37.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,714	$6,186	$4,768	$2,084	$2,471	$671
Ratio to average net assets of:
Expenses	1.65	%(c)	1.75	%(d)	1.83%	1.56%	1.56%	1.48	%(d)
Net investment income (loss)	1.89	%(c)	1.32	%(d)	2.12%	1.77%	.21%	(.81	)%(d)
Portfolio turnover rate	35%	70%	67%	41%	102%	49%

See footnote summary on page 38.

36	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 11.44	$ 10.42	$ 7.40	$ 25.46	$ 29.96	$ 22.03

Income From Investment Operations
Net investment income (loss)(a)	.13	.17	.22	.27	(.36	)†	(.07	)†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.67	1.40	2.91	(9.48)	(1.15)	8.28

Net increase (decrease) in net asset value from operations	1.80	1.57	3.13	(9.21)	(1.51)	8.21

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.55)	(.11)	(.53)	(.31)	(.28)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.18)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(8.14)	(2.68)	– 0	–

Total dividends and distributions	(.38)	(.55)	(.11)	(8.85)	(2.99)	(.28)

Net asset value, end of period	$ 12.86	$ 11.44	$ 10.42	$ 7.40	$ 25.46	$ 29.96

Total Return
Total investment return based on net asset value(b)	16.13%	15.75%	42.92%	(53.27)%	(5.28)%	37.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,891	$8,133	$6,581	$4,292	$9,029	$387
Ratio to average net assets of:
Expenses	1.34	%(c)	1.45	%(d)	1.50%	1.27%	1.34%	1.16	%(d)
Net investment income (loss)	2.20	%(c)	1.64	%(d)	2.59%	2.05%	(1.46)%	(.30	)%(d)
Portfolio turnover rate	35%	70%	67%	41%	102%	49%

See footnote summary on page 38.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	37

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2011 (unaudited)		Year Ended November 30,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 11.48		$ 10.45		$ 7.41		$ 25.49	$ 29.97		$ 22.01

Income From Investment Operations
Net investment income(a)	.15		.22		.24		.38	.36		.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.68		1.37		2.92		(9.53)	(1.78)		8.08

Net increase (decrease) in net asset value from operations	1.83		1.59		3.16		(9.15)	(1.42)		8.29

Less: Dividends and Distributions
Dividends from net investment income	(.41)		(.56)		(.12)		(.59)	(.38)		(.33)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.20)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	(8.14)	(2.68)		– 0	–

Total dividends and distributions	(.41)		(.56)		(.12)		(8.93)	(3.06)		(.33)

Net asset value, end of period	$ 12.90		$ 11.48		$ 10.45		$ 7.41	$ 25.49		$ 29.97

Total Return
Total investment return based on net asset value(b)	16.40%		15.97%		43.35%		(53.04)%	(4.97	) %	38.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,089		$2,597		$3,364		$2,485	$5,060		$4,321
Ratio to average net assets of:
Expenses	1.01	%(c)	1.11	%(d)	1.19%		.86%	.91%		.86	%(d)
Net investment income	2.53	%(c)	2.02	%(d)	2.88%		2.78%	1.34%		.81	%(d)
Portfolio turnover rate	35%		70%		67%		41%	102%		49%

†	Due to the timing of sales and repurchases of capital shares, the net investment income per share is not in accord with the Fund’s net investment income for the period.

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

38	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Teresa Marziano(2), Senior Vice President

Prashant Tewari(2), Vice President

Diane Won(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global REIT Senior Investment Management Team. Mses. Teresa Marziano and Diane Won and Mr. Prashant Tewari are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	39

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the

40	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	41

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Developed Real Estate (RE) Index (the “FTSE EPRA/NAREIT Developed RE Index”) and the FTSE NAREIT Equity REIT Index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2011, and (in the case of comparisons with the indices) the since inception period (September 1996 inception). The directors noted that the Fund was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1- and 3-year periods, 3rd out of 4 of the Performance Group and in the 4th quintile of the Performance Universe for the 5-year period, and 2nd out of 2 of the Performance Group and the Performance Universe for the 10-year period. The Fund lagged the FTSE EPRA/NAREIT Developed RE Index in the 1-, 5- and 10-year periods, and outperformed that index in the 3-year and the since inception periods. The Fund lagged the FTSE NAREIT Equity REIT Index in all periods. Based on their review, the directors concluded that the Fund’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other

42	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund although the initial fee rates in the institutional fee schedule were higher, and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate higher than that in the Fund’s Advisory Agreement prior to taking account of the administrative expense reimbursements to the Adviser. The directors noted that adding the administrative expense reimbursement to the Adviser resulted in a lower rate of total compensation to the Adviser under the institutional fee schedule than what is paid by the Fund. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises another AllianceBernstein fund with an investment style substantially similar to that of the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The directors

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	43

view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 8 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Fund’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the average account size of the Fund was materially smaller than the size of the average account of the funds in its Expense Group, and that this adversely affects the Fund’s expense ratio as compared to that of many competitors since transfer agency fees are determined on an account by account basis. The directors also noted that the Fund’s Class A 12b-1 fee, which is included in the total expense ratio, is 5 basis points higher than that of the Expense Group median. The directors noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

44	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	45

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$134.9	Global Real Estate Investment Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $102,479 (0.08% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year
Global Real Estate Investment Fund, Inc.	Advisor	1.28%	November 30
	Class A	1.58%
	Class B	2.38%
	Class C	2.31%
	Class R	1.75%
	Class K	1.45%
	Class I	1.11%

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

46	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	47

investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2011 net assets:5

Fund	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.	$134.9	Global REIT 75 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $25 million Negotiable on the balance Minimum Account Size: $25m	0.574%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a somewhat similar investment style as the Fund.6 Also shown is the

4	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $75 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

48	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.[7]	Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Real Estate Security Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee[8]
Global Real Estate Securities Portfolio
Class A	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

7	It should be noted that the Fund’s investment guidelines are not as restrictive as that of the AVPS portfolio. The Fund may invest in equity securities of non-U.S. REITS and other non-U.S. real estate industry companies in contrast to the AVPS portfolio, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

8	It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	49

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Global Real Estate Investment Fund, Inc.	0.550	0.800	1/7

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

9	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by any of the Funds to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

50	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Real Estate Investment Fund, Inc.	1.579	1.450	6/7	1.396	12/13

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

14	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	51

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $4,457, $548,707 and $6,037 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $33,752 in fees from the Fund.15

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based

15	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

52	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

17	The Deli study was originally published in 2002 based on 1997 data.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	53

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2011.22

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	26.89	25.98	26.77	2/7	9/18
3 year	-0.73	-1.45	-0.73	3/6	8/15
5 year	0.04	0.77	1.50	3/4	4/5
10 year	10.12	11.63	11.63	2/2	2/2

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

20	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper.
21	The Fund’s PG is identical to its respective EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.
22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a fund had a different investment classification/objective at a different point in time.
23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.
24	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.
25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

54	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

	Periods Ending February 28, 2011 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Global Real Estate Investment Fund, Inc.	26.89	-0.73	0.04	10.12	9.33	20.91	0.46	10
FTSE EPRA NAREIT Developed RE Index	29.26	-1.72	1.97	10.23	8.96	20.85	0.46	10
FTSE NAREIT Equity REIT Index[26]	39.54	3.80	2.97	11.78	10.65	N/A	N/A	N/A
Inception Date: September 30, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

26	Benchmark since inception date is the nearest month end after the Fund’s inception date.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	55

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

56	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRE-0152-0511

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Real Estate Investment Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: July 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: July 25, 2011

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 25, 2011